SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005

SHIWANA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-118255	38-3692822
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Tower Road, Schaumburg, IL		60173
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 598-3750

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01 Other Events

On September 16, 2005, the registrant amended its Certificate of Incorporation to change its name from Shiwana, Inc. to Gray Peaks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIWANA, INC.

	By:	/s/ Tim R. Sensenig
Date: September 23, 2005	Name:	Tim R. Sensenig
	Title:	Co-Chief Executive Officer/ Principal Executive Officer